

VISLINK Technologies

September 2021

www.vislink.com

NASDAQ: VISL

Safe Harbor Statement

These materials have been prepared by Vislink Technologies, Inc. ("Vislink" or the "Company") solely for use at the presentation. The information presented or contained in these materials is subject to change without notice. These materials contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, estimates and projections about us and our industry. The forward-looking statements are subject to various risks and uncertainties. The Company urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. These forward-looking statements, which reflect the Company's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of the Company to be materially different from the performance indicated or implied by such statements. Words such as "expects", anticipates", "believes", "intends", "plans", "hopes", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Factors that could cause actual performance to differ materially from the performance indicated in forward-looking statements include, among others: progress, timing, cost, future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources, or patent protection for our products and commercialization activities; and other factors from time to time set forth in the Company's SEC reports, including but not limited to the discussion in Management's Discussion and Analysis contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and the risks identified in the Risk Factors contained in the Company's Registration Statement on Form S-3, which was filed with the Securities and Exchange Commission on May 5, 2020.

Leading Innovator in Advanced Communication Solutions

Vislink specializes in the collection, delivery, management and distribution of mission critical, high quality, live video and data from the scene of the action to the viewing screen. Vislink's innovative solutions allow military and first responders to protect and serve while also providing content creators an industry leading platform technology to create and distribute immersive and compelling content.

NASDAQ Listed: VISL	
Revenue FYE2020:	$22.9m
Employees:	118
Locations:	US, UK, NED, UAE, Mexico and Singapore
Patents:	34
Customers:	30,000
Products:	38 product categories
Countries sold in:	80+
Global Partners:	150


MILITARY


SPORTS
BRADY
12


ENTERTAINMENT


POLICE
GOVERNMENT


INDUSTRIAL


BROADCAST

VISLINK

Served Markets

MilGov / Industrial



$6+ Billion Market[1]

- Trusted supplier to local, national and NATO military and law enforcement organizations
- Provider of enhanced situational-awareness capabilities in challenging environments and fluid situations
- Key application areas: covert surveillance, tactical systems monitoring and strategic detection

Satellite



$2+ Billion Market[2]

- Global provider of satcom solutions, thirty years experience
- Several thousand terminals currently in use worldwide
- Specialties: rapid-deploy terminals delivering efficient, robust and secure communications to ensure worldwide connectivity

Sports, News & Entertainment



$5+ Billion Market[3]

- Fifty-year history of video technology innovations putting audiences "at the heart of the action"
- Global leader in wireless capture, delivery and management of secure, high-quality video from live sports, entertainment, broadcast news
- Key application areas: sports venue entertainment systems, outside broadcast and electronic news gathering

[1] Source: MarketsandMarkets 2017
[2] Source: Vislink Estimate 2020
[3] Source: Devoncroft 2020

Recent News

- **Vislink Reports Second Quarter 2021 Financial Results**
  - Revenues Increased 85% Over Q1 2021 with Significant Reduction in Net Loss

- **Vislink Acquires Mobile Viewpoint for $18.3 Million (€15.5 million).**
  - Creates powerhouse for capture and distribution of live video content leveraging Artificial Intelligence and 5G for Sports, Entertainment and MilGov Markets
  - Exposure to significant opportunity - Live Video over the internet is growing at 72% per year

- **Collaboration with BT Sport and Dorna Sports to create the world's first standalone private 5G network for broadcast of the MotoGP British Grand Prix at Silverstone**






5G

Over 30,000 Customers[1]

BROADCASTERS

LIVE SPORTS & ENTERTAINMENT

MILITARY/ GOVERNMENT

1) Source: Vislink – Salesforce CRM

Vislink Technology Creates Compelling Premium Content


40x UltraLink Air
4x TrolleyLive
3x Dutch support guy
TOKYO 2020
Team Tokyo for the win!


QUANTUM
QUANTUM
QUANTUM
QUANTUM
QUANTUM


TOKYO 2020


CHAMPIONS
VISLINK





Leading Video/Data Transmission Solutions

VISLINK

HCAM – Premium 4K Ultra HD

Transmits video with high quality and ultra-low delay over long distances






BEST of SHOW
TVTechnology
WINNER

- Tier 1 Event coverage
- Mining Building Construction
- Enterprise Communications

UltraLink – Premium 4K Ultra HD

Transmits video with high quality and low delay over public cellular and Internet







- Breaking News Converge
- Event Converge
- Enterprise Communications
- Live Sports and REMI

Microlite – Value HD

Midrange solution with professional features






VISLINK

- Division 2/3 Athletics
- Fan Cam
- Drone; Fixed Wing, Single Rotor
- Prosumers

DragonFly – Embedded HD Solution

Ultracompact, lightweight form factor for easy integration






IMT

- Body worn applications
- Live-action sports
- Tactical deployments
- Drone - Multi-Rotor ,Hybrid
- Robotics

Market Leading Onboard Video & Data Solution



Key Technologies

- MDR (Multi-Channel Diversity Receive System
- Integrated 4K
- Ultra-low delay
- Proprietary filtering
- HEVC Encoding
- ISDB Modulation
- Multiple RF frequency band
- Bespoke, ruggedized components

VISLINK

Current Customers

Formula 1

FORMULA-E

24h LE MANS

Ferrari Challenge

WRC WORLD RALLY CHAMPIONSHIP

GT WORLD CHALLENGE POWERED BY aws

motoGP

MOTOAMERICA




ONBOARD RECEIVE SYSTEM 8 x 2 Way MRC RF
Onboard telemetry control antenna
Red Site A Demod 1 Input 1 and 2
Green Site B Demod 1 Input 3 and 4
Blue Site C Demod 2 Input 1 and 2
Yellow Site D Demod 2 Input 3 and 4
Grey Site E Demod 3 Input 1 and 2
Pink Site F Demod 3 Input 3 and 4
PIT Site Demod 4 Input 1 and 2
PAD Site Demod 4 Input 3 and 4

Mission Critical Aerial Downlinks



Airborne Video Downlink System (AVDS)

- Downlink transmitters, receivers and antennas that capture real-time, reliable high-definition video from drones, helicopters and other aircraft
- Displayed at command centers, mobile units and on video management systems.



AIRCRAFT
HDX-1100
Fully integrated microwave transmitter
CRITIAL TACTICAL USE
Portable BCRx-HD
COFDM receiver/monitor integrated into a portable IP66 briefcase
Handheld MMCR
Mini Mobile Commander HD, a small diversity receiver with H.264 & MPEG-2 decoding
Mobile Tactical Rx
Ruggedized COFDM (DVB-T) diversity vehicle mounted downlink receiver
FIXED RECEIVE
CRX6
COFM (DVB-T) six-way diversity central receiver
CRX2
COFM (DVB-T) two-way diversity central receiver
CIRAS-X6
Six-way high gain antenna system with diversity receiver package
COMMAND
IP STREAM
TSM-20202
Collects, aggregates & distributes video captured

VISLINK


Satellite
Products
VISLINK

DVE6100 Video Exciter



4K UHD Multi Format Video Exciter

-Smallest, Lightest, Lowest Power consumption in its class
-Suited for integration in to any flyaway or driveaway application
-Supports High Dynamic Range
-Supports 4K UHD, HD and SD video formats to 10-bit profile
-Class leading contribution exciter for Broadcast / Live Production
-New product release – now shipping!

MSAT Man-portable satellite antenna system





Portable tri-band system for rapid deployment in hostile environments

-Supports high-capacity satellite services
-65cm, 90cm, 120cm versions
-Secure military comms
-Emergency services

Increased Momentum via MVP Acquisition

- Vislink's acquisition of Mobile Viewpoint creates a new powerhouse for live video capture, distribution and analysis
- Software centric platform presents opportunities for recurring revenue solutions and service
- Mobile Viewpoint's AI-powered, remote camera technology opens new opportunities for high quality production in markets that were previously uneconomic to produce
- This same platform combined with public cellular infrastructure opens new applications in the public sector, first responder and MilGov markets
- Offers potential migration into new markets such as healthcare and transportation

Acquisition Rationale

1	**ADDRESSES MAJOR MARKET TRENDS & NEEDS**	Exploits the 15-fold increase in live video internet traffic (71.9% CAGR), growth in cloud-based remote production, demand for enhanced video content formats with HDR and the proliferation of 5G connectivity for video delivery.
2	**INCREASED SCALE AND R&D POWER**	The acquisition creates a new powerhouse that leverages both Vislink's 50-plus years of broadcast technology leadership and Mobile Viewpoint's innovations in bonded cellular and AI-driven automated production. The two companies are also very complementary in terms of geographic and market sector footprints.
3	**AI CONTENT ACQUISITION OPENS NEW OPPORTUNITIES**	Mobile Viewpoint's AI-powered, remote camera technology allows Vislink to deliver high-quality, low-cost live production solutions to traditionally underserved markets including mid-tier sports leagues, teams and facilities.
4	**MAKES CONNECTED EDGE A REALITY**	Vislink will now have all the hardware & software solutions to acquire, produce, contribute and deliver IP video and data over whatever private or public network is preferred and available (fiber, satellite, 3G/4G/5G, COFDM), making our Connected Edge strategy a reality.


MOBILE
viewpoint
First to Market
POWERED BY AI
IQ Sports Producer
Create live professional sports productions without onsite camera team
Record
Live stream
Highlights
Multi streams
Social media
Professional broadcast
IQ—
XCAM

First to Market

IQ vPilot

AI driven automated studio


IQ VIDEO
SOLUTIONS
POWERED BY AI
IQ-Club
AI Driven Sports Production for Clubs and Grass Root Sports
Automated Production
Live Stream
Analysis
Remote Management


MOBILE
viewpoint
Core Software Platform
Management Portal for Encoders, Decoders and IQ-SP
Webbased
Hosted Cloud Service
Remote operation management
REMI support
Clients
Playouts
MobileViewpoint


CONNECTED EDGE - SPORTS COMPLEX
LTE / 5G
TerraLink Mini
Cam Link 360
FirstNet
Connected Parking Lot
IQ
IQ
HCAM
Quantum CRX6 Cloud
5G
QUANTUM
COFDM
Infrastucture Legend
COFDM
LTE / 5G
Quantum CRX6 Cloud
QUANTUM
UltraLink
HCAM
Base Link
Event Security
Crowd Control and Surveillance
Criminal and Device Tracking
Connected Parking
Connected Panic Button
Live Event Technology
HCAM
Action Cam
PoV Cam
COFDM
COFDM


5G
WiFi 6
MESH
COFDM
BIG DATA
AI
VISLINK

The Emerging Connected Edge Opportunity

500 Billion IoT Connected Devices by 2030[1]

All IP connectivity everywhere

- Lower latency, ultrafast speeds and higher capacity expected to drive higher demand for video and data.
- Cloud scale compute across vertical specific devices leveraging private networks using 5G, WiFi6, Mesh, COFDM and Satellite.

Real time analytics will disrupt traditional workflows

- Proactively recognizing safety hazards and alerting responsible departments.
- Collecting and assessing metadata, biometrics, video, audio recognition.
- Instantaneous, efficient, actionable video.

Pattern identification and optimization

- AI powered computer vision systems resulting in real time decisions and actions
- Efficient workflows and higher utilization of resources

Multi-Billion Dollar upside opportunity

1) Source: Cisco

Use Case: Enabling the Connected First Responder



Infrastucture Legend
COFDM
MESH
LTE / 5G
MSAT
Air Link
Sky Link
MESH
COFDM
COFDM
MSAT
MSAT
Quantum CRX6 Cloud
LTE / 5G
LTE / 5G
Quantum CRX6 Cloud
MOBILE COMMAND
Link View
FirstNet
Cam Link 360

Use Case: Connected Area of Operations



Infrastucture Legend
COFDM
MESH
MSAT
Air Link
Sky Link
Sky Link
MSAT
MESH
COFDM
MESH
MESH
MESH
Quantum CRX6 Cloud
COFDM

Use Case: Connected Motor Speedway



Infrastucture Legend
COFDM
LTE / 5G
Event Security
Crowd Control and Surveillance
Criminal and Device Tracking
Connected Parking
Connected Panic Button
LTE / 5G
Quantum CRX6 Cloud
FirstNet
Fan Engagement
5G
HCAM
Sky Link
Link View
COFDM
Connected Parking Lot
DATA
CAN / IoT RS232 / 485
Multi View Camera
Metadata to car (AR/AV, Biometrics)
On-board MCU5

Core Highlights to Vislink Investment Thesis

Financial & Operational Turnaround	**Substantial Progress – Restructuring Complete** • Reduced headcount by 40% and real estate footprint by 60%. • Eliminated third party debt. Simplified business and optimized supply chain. • Raised $50M in Feb 2021 Focused on Growth
Broad and Diverse Global Customer Base	• Recognized industry leader serving over 30k customers. • Strong relationships and channels in over 80 countries representing $13 billion Annual Market Opportunity. • Clients include: US Army, Airbus, Moto GP, Northrup Grumman, Met Police
Experienced Team	• Extensive track record of creating high technology businesses through organic growth and acquisitions coupled with extensive turnaround experience. • Strong team of subject matter, technology and market experts
Differentiated High Growth Strategy	• New product development process in place. Major innovative product platform releases . MVP acquisition exposes growth in internet live video. • Riding secular trend of emerging connected edge to bring transformative solutions to focused vertical markets. Multi-billion-dollar upside opportunity.

Leadership



Mickey Miller /// CEO

Joined Vislink as CEO in January 2020. Prior experience building three global technology companies resulting in strategic exits. BLiNQ Networks, 5G innovator, sold to CCI. Andrew Corporation (Nasdaq:ANDW) sold to Commscope (Nasdaq:COMM) for $2.6B. Lucent Power (NYSE:ALU) sold to Tyco Electronics (NYSE:TEL) for $2.5B.



Mike Bond /// CFO

Joined Vislink in April 2020. Prior experience includes head of M&A for Lucent and Avaya. Led over 50 acquisitions valued over $30B. CFO roles at various technology companies, most recently Pulse Electronics. Former Managing Director at J.P. Morgan Investment Banking.



Jim McGowan /// Go-To-Market

Joined Vislink in March 2020. Twenty-year career leading organizations in the Public Safety and Military markets. Prior to Vislink, Mr. McGowan was President and COO of Helinet. Senior leader of Flir Systems Inc during revenue growth from $300M to over $1.6B.



Michel Bais /// Managing Director Mobile Viewpoint

Michel joined Vislink in July 2021 as Managing Director of Mobile Viewpoint. Michel led MVP to excellence over the last 11 years. Through his guidance MVP established themselves as the leading innovator of Video/Audio transmission over LTE/5G. Previously Michel was a director within TANDBERG Telecom and responsible for the development of a 3G-H324M Internet Video gateway and interactive content services. Before that Michael worked as a Business Consultant within the Dutch Mobile operator KPN for video conferencing and streaming services.

VISLINK

Revamped Board – Technology Savvy

VISLINK

Susan Swenson /// Chairperson

Ms. Susan G. Swenson is Non-Executive Independent Chair of the Board at Vislink Technologies Inc. Ms. Swenson is the former chair of FirstNet and was President & COO of T-Mobile US. Inc. Ms. Swenson also serves on the boards of Harmonic and Sonim Technologies. Ms. Swenson joined the Vislink board in October 2018.

James T. Conway /// Independent

General James T. Conway is a retired United States Marine Corps four-star general who served as the 34th Commandant of the Marines. General Conway also serves as a Director of Textron. General Conway joined the Vislink board in January 2015.

Ralph Faison /// Independent

Mr. Ralph E. Faison is a former CEO of several technology companies including Pulse Electronics, Andrew Corporation and Celiant Corp. Mr. Faison currently serves as Chairman of the Board of Arlo Technologies and Independent Director of Wilson Electronics and GigaIO. Mr. Faison joined the Vislink board in January 2020.

Jude Panetta /// Independent

Mr. Jude T. Panetta is the former CEO and President of ASC Signal and the former Group President of Andrew Satellite Group and VP of Comtech Government Systems. Mr. Panetta joined the Vislink board in May 2019.

Brian Krolicki /// Independent

Mr. Brian K. Krolicki is the former Lieutenant Governor – State of Nevada. Serves as a Board Member of Faraday Future and Nevada Nanotech Systems Inc. Mr. Krolicki is an Executive Committee Member of the World Union of Olympic Cities. Mr. Krolicki joined the Vislink board in February 2020.

Mickey Miller /// Non-Independent

Joined Vislink as CEO and director in January 2020. Prior experience building three global technology businesses resulting in three strategic exits.

Income Statement

	For the Three Months Ended June 30, 2021	For the Three Months Ended June 30, 2020	For the Six Months Ended June 30, 2021	For the Six Months Ended June 30, 2020
Revenue, net	$ 7,550	$ 6,008	$ 11,640	$ 11,360
Cost of revenue and operating expenses				
Cost of components and personnel	3,563	2,427	5,770	5,248
Inventory valuation adjustments	159	24	311	49
General and administrative expenses	3,751	3,321	7,398	9,521
Gain on lease termination	—	—	—	(21
Research and development expenses	718	559	1,320	1,215
Amortization and depreciation	256	334	517	757
Total cost of revenue and operating expenses	8,447	6,665	15,316	16,769
Loss from operations	(897)	(657)	(3,676)	(5,409
Other income (expense)				
Changes in fair value of derivative liabilities	61	(98)	(17)	(81
Gain on settlement of related party obligation	—	—	—	331
Gain on settlement of debt	—	—	194	—
Other income	2	—	2	—
Interest expense	—	(23)	(4)	(49
Total other income (expense)	63	(121)	175	201
Net loss	$ (834)	$ (778)	$ (3,501)	$ (5,208
Basic and diluted loss per share	$ (0.02)	$ (0.05)	$ (0.09)	$ (0.45
Weighted average number of shares outstanding:				
Basic and diluted	46,650	14,805	41,145	11,460
Comprehensive loss:				
Net loss	$ (834)	$ (778)	$ (3,501)	$ (5,208
Unrealized gain (loss) on currency translation adjustment	29	(28)	(14)	249
Comprehensive loss	$ (805)	$ (806)	$ (3,515)	$ (4,959

Balance Sheet

	June 30, 2021	December 31, 2020
	(unaudited)	
ASSETS		
Current assets		
Cash	$ 55,501	$ 5,190
Accounts receivable, net	9,069	4,525
Inventories, net	9,702	5,986
Prepaid expenses and other current assets	2,274	814
Total current assets	76,546	16,515
Right of use assets, operating leases	968	1,077
Property and equipment, net	1,159	1,138
Intangible assets, net	1,508	1,921
Total assets	$ 80,181	$ 20,651
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$ 2,936	$ 4,104
Accrued expenses	2,449	2,340
Notes payable	682	25
Current portion of PPP loan	1,168	905
Operating lease obligations, current	485	475
Customer deposits and deferred revenue	5,387	975
Derivative liabilities	39	22
Total current liabilities	13,146	8,846
Long-term portion of PPP loan	—	263
Operating lease obligations, net of current portion	1,312	1,545
Total liabilities	14,458	10,654
Commitments and contingencies (See Note 9)		
Stockholders' equity		
Preferred stock – $0.00001 par value per share: 10,000,000 shares authorized as of June 30, 2021, and December 31, 2020; -0- shares issued and outstanding as of June 30, 2021, and December 31, 2020	—	—
Common stock – $0.00001 par value per share, 100,000,000 shares authorized, 45,652,249 and 21,382,290 shares issued and 45,649,590 and 21,379,631 outstanding as of June 30, 2021 and December 31, 2020, respectively	—	—
Additional paid-in capital	339,514	280,273
Accumulated other comprehensive income	134	148
Treasury stock, at cost – 2,659 shares at June 30, 2021 and December 31, 2020, respectively	(277)	(277
Accumulated deficit	(273,648)	(270,147
Total stockholders' equity	65,723	9,997
Total liabilities and stockholders' equity	$ 80,181	$ 20,651

VISLINK


VISLINK
At The Heart
Of The Action
www.vislink.com